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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) December 19, 1997
                                                       -----------------

                            Monterey Pasta Company
            (Exact name of registrant as specified in charter)

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        Delaware                     0-22534-LA                77-0227341
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)

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                1528 Moffett Street, Salinas, California          93905
                (Address of principal executive offices)        (Zip Code)

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      Registrant's telephone number, including area code (408) 753-6262
                                                         --------------

       (Former name or former address, if changed since last report)


        This Current Report, including exhibits, contains 4 pages.
                The Exhibit Index is located on page 4.

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ITEM 5.  OTHER EVENTS.

     Monterey Pasta Company (the "Company") recently announced the conversion by Clearwater Fund IV, Ltd. (formerly GFL Performance Fund, Ltd.) of $2,880,000 of Series A-1 Preferred Stock into 4,000,000 shares of Common Stock, par value $0.001 per share, of the Company.

     A copy of the press release announcing the conversion is attached as
EXHIBIT 99.1 and is incorporated by reference.

ITEM 7.  EXHIBITS.

     EXHIBIT NO.                        DESCRIPTION
     -----------                        -----------

        99.1 Press Release dated December 19, 1997 announcing the conversion by Clearwater Fund IV, Ltd. of Series A-1 Preferred Stock


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MONTEREY PASTA COMPANY



Date: December 23, 1997               By:    /s/ Stephen L. Brinkman
                                          ------------------------------
                                             Stephen L. Brinkman
                                             Chief Financial Officer


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                             EXHIBIT INDEX

                                                             SEQUENTIALLY
EXHIBIT NO.                   DESCRIPTION                   NUMBERED PAGE
-----------                   -----------                   --------------

   99.1       Press Release dated December 19, 1997               4
              announcing the conversion by Clearwater
              Fund IV, Ltd. of Series A-1 Preferred Stock

                                       4